Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent events

Note 12 – Subsequent events

On January 5, 2018, the Company entered into a supply agreement with Life Technologies Corporation. The term of the agreement is three years and the Company must make annual minimum purchases of $100,000 per year.

On January 17, 2018, the Board of Directors of the Company approved a one-for-twenty-five reverse stock split. All share and per share information in these consolidated financial statements, except for par value and authorized shares, have been amended to reflect the reverse stock split.

In addition, on January 17, 2018, the stockholders of the Company approved an Amendment to the Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of common stock from 200,000,000 to 50,000,000.

On February 7, 2018, the Company closed a public offering of 2,841,152 units at $3.25 per unit, and 851,155 pre-funded units at $3.24 per pre-funded unit, raising gross proceeds of approximately $12 million and net proceeds of approximately $10.7 million.  Each unit included one share of common stock and one common warrant to purchase 0.5 share of common stock at an exercise price of $3.25 per share.  Each pre-funded unit included one pre-funded warrant to purchase one share of common stock for an exercise price of $0.01 per share, and one common warrant to purchase 0.5 share of common stock at an exercise price of $3.25 per share. The common warrants are exercisable immediately and have a five-year term from the date of issuance.